UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

LEGG MASON BW

DIVERSIFIED

LARGE CAP

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board and President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason BW Diversified Large Cap Value Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 25, 2013

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. Due to the U.S. government’s sixteen-day partial shutdown, which began on October 1, 2013, after the reporting period ended, the U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth will not be released until November 7, 2013.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

IV	Legg Mason BW Diversified Large Cap Value Fund

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason BW Diversified Large Cap Value Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 150-250 stocks under normal market conditions. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We firmly believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces excellent investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. Focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a tumultuous investment environment, U.S. equity markets were quite strong for the year ended September 30, 2013 with the large cap value market as defined by the Russell 1000 Value Indexi rising 22.30%. In the prior year, investor concerns focused primarily outside the U.S., particularly the European sovereign debt crisis and its potential impact on the world financial system and the global economy. In the most recent year, the European situation was considerably less volatile and investors instead had to contend with U.S. uncertainty, primarily of the political rather than economic variety. The 2012 election, the year-end budget crisis, the introduction of sequestration, and the ongoing government shutdown and debt ceiling debate each introduced the possibility of heightened market instability. In addition, Federal Reserve Board (“Fed”)ii policy has been a hot topic this summer as investors anticipation of the Fed’s reduction in its bond purchases

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	1

Fund overview (cont’d)

pushed long-term rates higher. This rate increase paused in September when the Fed announced that it would continue its quantitative easing purchases through the fall. Through all these events, U.S. equity market volatility, as measured by the VIX Index remained lower than in the previous twelve month period and well below the highs of the 2008-2009 financial crisis. Apparently investors have anticipated that after all the tumult and bluster, the politicians would work out a deal with minimum real impact on the U.S. economy and that the Fed will navigate a success exit from quantitative easing.

On the economic front, this last year can be described as one of modest but steady growth. In the second quarter, the economy expanded at a 2.5% rate compared to 1.1% in the first quarter. Housing continued to rebound but momentum appears to be slowing as a result of this summer’s higher interest rates. Prices in the twelve months through July climbed 12.4% for the biggest yearly gain since February 2006. However, homebuilders reported an increase in cancellations and began work on fewer homes than expected in August. In an additional sign that the tightening of rates is affecting the housing rebound, pending home sales fell in August. The labor market continued its gradual but uneven progress. Fewer dismissals lowered jobless claims to 2007 levels but, employers also added jobs at a slower pace in the latest quarter. The unemployment rate fell to 7.3% but the participation rate has declined to levels not seen since 1978 as workers on the margin left the labor force.

Globally, markets benefited from a reduction in Middle East tensions as Syria agreed to a proposal for dismantling its chemical weapons. The European recovery and global economic indicators gained traction as Spain emerged from recession in the third quarter. Additionally, encouraging exports from China supported the resumption of global growth.

Q. How did we respond to these changing market conditions?

A. As always, we responded to this unsettled environment by the consistent, disciplined execution of our investment strategy. We are aware of the macro implications of events for specific markets and securities, but do not alter our core focus on value, quality, and favorable sentiment or rely on top-down adjustments in our investment process.

Performance review

For the twelve months ended September 30, 2013, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 18.62%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned 22.30% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 22.13% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 471 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Performance Snapshot as of September 30, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	7.29%	18.62%
Class A2	7.18%	N/A
Class C	6.89%	17.77%
Class I	7.46%	18.99%
Class IS	7.46%	18.98%
Russell 1000 Value Index	7.27%	22.30%
Lipper Large-Cap Value Funds Category Average[1]	8.46%	22.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares for the twelve-month period is not shown because this share class commenced operations on October 31, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.38%, 1.58%, 2.11%, 0.94% and 0.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of expenses, to average net assets is not expected to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 488 funds for the six-month period and among the 471 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	3

Fund overview (cont’d)

exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements are expected to continue until December 31, 2014 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The strongest contributor to our performance for the period came from the Fund’s below index weight in interest rate sensitive stocks, such as Utilities1 and Real Estate Investment Trusts. With the summer’s rise in longer term rates, these stocks significantly lagged the broader market. For instance, the Utilities sector rose only 8.6% over the prior twelve months. The Fund’s aerospace and defense stocks performed relatively well as the companies weathered the government’s sequestration cuts better than expected. Within the Materials sector, the Fund benefited from its low weighting in precious metals and mining as gold prices retreated through most of the reporting period.

Q. What were the leading detractors from performance?

A. Technology was the largest detractor for the trailing year as the Fund’s holdings in the sector, particularly in software and services lagged the Fund’s benchmark. Our significant holdings in IBM, Microsoft, and Oracle all performed well below the tech sector and the benchmark. Although each of these companies has a large, profitable legacy business, they each struggled to gain meaningful participation in the rapidly growing market for mobile devices. Within Consumer Staples, Wal-Mart’s difficulties sustaining its historical earnings growth rate led the stock to underperform as well. Lower quality stocks, which we identify as stocks with a low return on equity, generally performed better than stocks with higher return on equity for this period. Our investment process does tend to favor the higher quality companies, such as our larger tech holdings and Wal-Mart, which was a negative for the portfolio. Smaller companies also tended to perform better for the year and our portfolio market cap was moderately above the Fund’s benchmark.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made no significant changes to the Fund’s investment process over the past year, and we remain focused on maintaining a portfolio of quality large cap value stocks with favorable momentum characteristics. As always, changes in the Fund’s positions and sector weights are the result of our bottom up stock selection process, rather than any macro themes. Our Financials sector weight increased again this year with

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

4	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

purchases in both regional and major banks as their long term recovery from the financial crisis continues. While still below the benchmark’s financial weight, primarily due to our exclusion of real estate investment trusts, this sector is no longer the most underweight in the Fund’s portfolio. Sales in the Energy sector as well as lagging returns left that group the most underweight sector in the portfolio. During the period, we added to drug stores and tobacco within Consumer Staples and auto components and retailers within Consumer Discretionary. The biggest sector decline was in Technology where our sales of IBM, Intel and others based on poor performance were only partially offset by purchases in hardware and data storage. In Industrials, our aerospace and defense as well as farm and construction and equipment sales were mostly the result of strong price appreciation pushing the stocks above our valuation sell targets. These overall changes generally moved the Fund to be somewhat more cyclical and market sensitive position than in recent years.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 14, 2013

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.7%), Chevron Corp. (3.3%), Wells Fargo & Co. (3.1%), JPMorgan Chase & Co. (3.0%), Wal-Mart Stores Inc. (3.0%), Pfizer Inc. (2.7%), Bank of America Corp. (2.1%), Exxon Mobil Corp. (2.1%), Merck & Co. Inc. (2.0%) and iShares Trust — iShares Russell 1000 Value Index Fund (1.9%).

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	5

Fund overview (cont’d)

Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2013 were: Financials (25.0%), Health Care (13.1%), Industrials (12.3%), Energy (11.0%) and Consumer Discretionary (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and September 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2013 and held for the six months ended September 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.29%	$1,000.00	$1,072.90	1.10%	$5.72	Class A	5.00%	$1,000.00	$1,019.55	1.10%	$5.57
Class A2	7.18	1,000.00	1,071.80	1.29	6.70	Class A2	5.00	1,000.00	1,018.60	1.29	6.53
Class C	6.89	1,000.00	1,068.90	1.85	9.59	Class C	5.00	1,000.00	1,015.79	1.85	9.35
Class I	7.46	1,000.00	1,074.60	0.85	4.42	Class I	5.00	1,000.00	1,020.81	0.85	4.31
Class IS	7.46	1,000.00	1,074.60	0.85	4.42	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

8	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

[1]	For the six months ended September 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class I	Class IS
Twelve Months Ended 9/30/13	18.62%	N/A	17.77%	18.99%	18.98%
Inception* through 9/30/13	17.30	19.77%	16.43	17.68	17.75

With sales charges[2]	Class A	Class A2†	Class C	Class I	Class IS
Twelve Months Ended 9/30/13	11.82%	N/A	16.77%	18.99%	18.98%
Inception* through 9/30/13	15.06	12.91%	16.43	17.68	17.75

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/13)	63.08%
Class A2 (Inception date of 10/31/12 through 09/30/13)	19.77
Class C (Inception date of 9/7/10 through 9/30/13)	59.41
Class I (Inception date of 9/7/10 through 9/30/13)	64.71
Class IS (Inception date of 9/7/10 through 9/30/13)	65.02

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are September 7, 2010, October 31, 2012, September 7, 2010, September 7, 2010. and September 7, 2010, respectively.

10	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2013

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	11

Fund performance (unaudited) (cont’d)

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of Legg Mason BW Diversified Large Cap Value Fund on September 7, 2010 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other class.

12	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Schedule of investments

September 30, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 91.3%
Consumer Discretionary — 8.4%
Auto Components — 0.9%
Delphi Automotive PLC	24,400	$1,425,448
Goodyear Tire & Rubber Co.	20,800	466,960	*
Johnson Controls Inc.	64,700	2,685,050
Lear Corp.	7,800	558,246
TRW Automotive Holdings Corp.	11,100	791,541	*
Total Auto Components		5,927,245
Automobiles — 0.7%
General Motors Co.	130,800	4,704,876	*
Hotels, Restaurants & Leisure — 0.2%
Hyatt Hotels Corp., Class A Shares	3,300	141,768	*
International Game Technology	24,700	467,571
Royal Caribbean Cruises Ltd.	15,900	608,652
Wyndham Worldwide Corp.	1,400	85,358
Total Hotels, Restaurants & Leisure		1,303,349
Household Durables — 0.2%
Newell Rubbermaid Inc.	27,300	750,750
Tupperware Brands Corp.	4,900	423,213
Total Household Durables		1,173,963
Leisure Equipment & Products — 0.2%
Hasbro Inc.	12,300	579,822
Mattel Inc.	26,700	1,117,662
Total Leisure Equipment & Products		1,697,484
Media — 3.5%
DIRECTV	51,900	3,101,025	*
Gannett Co. Inc.	21,600	578,664
Omnicom Group Inc.	21,100	1,338,584
Time Warner Cable Inc.	22,600	2,522,160
Time Warner Inc.	133,900	8,811,959
Viacom Inc., Class B Shares	85,700	7,162,806
Total Media		23,515,198
Multiline Retail — 1.3%
Kohl’s Corp.	20,500	1,060,875
Macy’s Inc.	75,100	3,249,577
Nordstrom Inc.	16,600	932,920
Target Corp.	54,300	3,474,114
Total Multiline Retail		8,717,486

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	13

Schedule of investments (cont’d)

September 30, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Specialty Retail — 1.4%
Advance Auto Parts Inc.	6,800	$562,224
AutoNation Inc.	8,500	443,445	*
AutoZone Inc.	3,200	1,352,736	*
Bed Bath & Beyond Inc.	20,600	1,593,616	*
Best Buy Co. Inc.	28,800	1,080,000
GameStop Corp., Class A Shares	9,800	486,570
Gap Inc.	44,200	1,780,376
Penske Automotive Group Inc.	8,600	367,478
Signet Jewelers Ltd.	7,600	544,540
Staples Inc.	62,500	915,625
Total Specialty Retail		9,126,610
Total Consumer Discretionary		56,166,211
Consumer Staples — 8.2%
Beverages — 0.2%
Coca-Cola Enterprises Inc.	25,300	1,017,313
Molson Coors Brewing Co., Class B Shares	12,700	636,651
Total Beverages		1,653,964
Food & Staples Retailing — 4.6%
CVS Caremark Corp.	116,100	6,588,675
Kroger Co.	49,200	1,984,728
Safeway Inc.	18,800	601,412
Sysco Corp.	47,200	1,502,376
Wal-Mart Stores Inc.	268,100	19,828,676
Total Food & Staples Retailing		30,505,867
Food Products — 1.4%
Archer-Daniels-Midland Co.	62,300	2,295,132
Bunge Ltd.	11,700	888,147
Campbell Soup Co.	29,700	1,209,087
General Mills Inc.	60,000	2,875,200
J.M. Smucker Co.	10,800	1,134,432
Tyson Foods Inc., Class A Shares	26,700	755,076
Total Food Products		9,157,074
Household Products — 0.6%
Energizer Holdings Inc.	5,200	473,980
Kimberly-Clark Corp.	36,200	3,410,764
Total Household Products		3,884,744
Tobacco — 1.4%
Altria Group Inc.	162,300	5,575,005
Lorillard Inc.	35,300	1,580,734

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Tobacco — continued
Reynolds American Inc.	51,400	$2,507,292
Total Tobacco		9,663,031
Total Consumer Staples		54,864,680
Energy — 11.0%
Energy Equipment & Services — 0.7%
Atwood Oceanics Inc.	5,200	286,208	*
Helmerich & Payne Inc.	9,100	627,445
National-Oilwell Varco Inc.	40,500	3,163,455
Patterson-UTI Energy Inc.	10,300	220,214
Rowan Cos. PLC, Class A Shares	11,800	433,296	*
Total Energy Equipment & Services		4,730,618
Oil, Gas & Consumable Fuels — 10.3%
Chevron Corp.	183,300	22,270,950
ConocoPhillips	144,200	10,023,342
Denbury Resources Inc.	30,800	567,028	*
Devon Energy Corp.	38,300	2,212,208
Energen Corp.	800	61,112
Exxon Mobil Corp.	161,800	13,921,272
Hess Corp.	32,500	2,513,550
Marathon Oil Corp.	60,000	2,092,800
Marathon Petroleum Corp.	27,500	1,768,800
Murphy Oil Corp.	16,200	977,184
Occidental Petroleum Corp.	76,200	7,127,748
Phillips 66	57,800	3,341,996
Tesoro Corp.	11,600	510,168
Valero Energy Corp.	46,200	1,577,730
Total Oil, Gas & Consumable Fuels		68,965,888
Total Energy		73,696,506
Exchange-Traded Funds — 1.9%
iShares Trust - iShares Russell 1000 Value Index Fund	144,200	12,430,040
Financials — 25.0%
Capital Markets — 4.4%
Ameriprise Financial Inc.	18,700	1,703,196
Bank of New York Mellon Corp.	108,800	3,284,672
BlackRock Inc.	15,900	4,302,858
Franklin Resources Inc.	60,100	3,038,055
Goldman Sachs Group Inc.	42,500	6,723,925
Invesco Ltd.	41,900	1,336,610

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	15

Schedule of investments (cont’d)

September 30, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Capital Markets — continued
Morgan Stanley	185,200	$4,991,140
Northern Trust Corp.	19,800	1,076,922
State Street Corp.	42,200	2,774,650
Total Capital Markets		29,232,028
Commercial Banks — 6.2%
BB&T Corp.	58,000	1,957,500
CIT Group Inc.	19,000	926,630	*
Comerica Inc.	17,500	687,925
Commerce Bancshares Inc.	8,600	376,766
Cullen/Frost Bankers Inc.	4,900	345,695
East-West Bancorp Inc.	13,000	415,350
Fifth Third Bancorp	80,500	1,452,220
Huntington Bancshares Inc.	78,500	648,410
KeyCorp	86,100	981,540
PNC Financial Services Group Inc.	50,200	3,636,990
Regions Financial Corp.	131,900	1,221,394
SunTrust Banks Inc.	50,800	1,646,936
U.S. Bancorp	156,700	5,732,086
Wells Fargo & Co.	502,100	20,746,772
Zions Bancorporation	17,400	477,108
Total Commercial Banks		41,253,322
Consumer Finance — 2.1%
American Express Co.	102,000	7,703,040
Capital One Financial Corp.	48,200	3,313,268
Discover Financial Services	45,800	2,314,732
SLM Corp.	37,000	921,300
Total Consumer Finance		14,252,340
Diversified Financial Services — 5.3%
Bank of America Corp.	1,015,800	14,018,040
JPMorgan Chase & Co.	384,700	19,885,143
Nasdaq OMX Group Inc.	15,800	507,022
Principal Financial Group Inc.	27,900	1,194,678
Total Diversified Financial Services		35,604,883
Insurance — 6.8%
ACE Ltd.	32,200	3,012,632
AFLAC Inc.	44,000	2,727,560
Alleghany Corp.	1,600	655,440	*
Allstate Corp.	43,800	2,214,090

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
American Financial Group Inc.	20,600	$1,113,636
American International Group Inc.	139,600	6,788,748
Arch Capital Group Ltd.	12,600	682,038	*
Assurant Inc.	7,000	378,700
Axis Capital Holdings Ltd.	10,800	467,748
Chubb Corp.	59,300	5,293,118
Cincinnati Financial Corp.	13,000	613,080
Everest Re Group Ltd.	4,600	668,886
HCC Insurance Holdings Inc.	12,800	560,896
Lincoln National Corp.	25,100	1,053,949
Loews Corp.	84,800	3,963,552
Old Republic International Corp.	24,600	378,840
PartnerRe Ltd.	5,100	466,854
Prudential Financial Inc.	43,800	3,415,524
Reinsurance Group of America Inc.	7,800	522,522
RenaissanceRe Holdings Ltd.	10,900	986,777
Torchmark Corp.	22,200	1,606,170
Travelers Cos. Inc.	71,100	6,027,147
Unum Group	25,000	761,000
W.R. Berkley Corp.	16,400	702,904
XL Group PLC	27,100	835,222
Total Insurance		45,897,033
Thrifts & Mortgage Finance — 0.2%
First Niagara Financial Group Inc.	30,000	311,100
New York Community Bancorp Inc.	41,700	630,087
People’s United Financial Inc.	30,400	437,152
Total Thrifts & Mortgage Finance		1,378,339
Total Financials		167,617,945
Health Care — 13.1%
Biotechnology — 1.2%
Amgen Inc.	71,200	7,970,128
United Therapeutics Corp.	4,700	370,595	*
Total Biotechnology		8,340,723
Health Care Equipment & Supplies — 2.8%
Becton, Dickinson & Co.	18,300	1,830,366
Boston Scientific Corp.	110,600	1,298,444	*
CareFusion Corp.	15,700	579,330	*
Covidien PLC	43,500	2,650,890

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	17

Schedule of investments (cont’d)

September 30, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
Medtronic Inc.	94,300	$5,021,475
St. Jude Medical Inc.	27,200	1,459,008
Stryker Corp.	35,700	2,412,963
Varian Medical Systems Inc.	8,500	635,205	*
Zimmer Holdings Inc.	30,600	2,513,484
Total Health Care Equipment & Supplies		18,401,165
Health Care Providers & Services — 3.1%
Cardinal Health Inc.	32,200	1,679,230
CIGNA Corp.	26,800	2,059,848
Humana Inc.	14,800	1,381,284
Laboratory Corporation of America Holdings	8,600	852,604	*
McKesson Corp.	39,200	5,029,360
UnitedHealth Group Inc.	96,100	6,881,721
Universal Health Services Inc., Class B Shares	6,500	487,435
WellPoint Inc.	28,300	2,366,163
Total Health Care Providers & Services		20,737,645
Life Sciences Tools & Services — 0.2%
Agilent Technologies Inc.	29,200	1,496,500
Pharmaceuticals — 5.8%
Eli Lilly & Co.	93,100	4,685,723
Forest Laboratories Inc.	42,700	1,827,133	*
Merck & Co. Inc.	276,700	13,173,687
Mylan Inc.	36,100	1,377,937	*
Pfizer Inc.	626,000	17,972,460
Total Pharmaceuticals		39,036,940
Total Health Care		88,012,973
Industrials — 12.3%
Aerospace & Defense — 2.8%
General Dynamics Corp.	35,900	3,141,968
Honeywell International Inc.	56,300	4,675,152
L-3 Communications Holdings Inc.	8,500	803,250
Lockheed Martin Corp.	30,400	3,877,520
Northrop Grumman Corp.	28,300	2,695,858
Raytheon Co.	30,500	2,350,635
Rockwell Collins Inc.	12,800	868,608
Total Aerospace & Defense		18,412,991
Air Freight & Logistics — 0.4%
FedEx Corp.	26,100	2,978,271

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Airlines — 0.4%
Alaska Air Group Inc.	6,600	$413,292
Delta Air Lines Inc.	60,000	1,415,400
Southwest Airlines Co.	66,800	972,608
Total Airlines		2,801,300
Building Products — 0.1%
Owens Corning Inc.	10,100	383,598	*
Commercial Services & Supplies — 0.1%
Republic Services Inc.	29,200	974,112
Construction & Engineering — 0.4%
Fluor Corp.	15,400	1,092,784
KBR Inc.	12,600	411,264
Quanta Services Inc.	16,300	448,413	*
URS Corp.	7,000	376,250
Total Construction & Engineering		2,328,711
Electrical Equipment — 0.6%
Emerson Electric Co.	61,200	3,959,640
Industrial Conglomerates — 4.8%
3M Co.	55,100	6,579,491
General Electric Co.	1,034,300	24,709,427
Textron Inc.	20,800	574,288
Total Industrial Conglomerates		31,863,206
Machinery — 1.8%
AGCO Corp.	9,200	555,864
Cummins Inc.	16,100	2,139,207
Dover Corp.	14,200	1,275,586
Illinois Tool Works Inc.	37,100	2,829,617
Lincoln Electric Holdings Inc.	6,700	446,354
Oshkosh Corp.	8,300	406,534	*
Parker Hannifin Corp.	14,100	1,532,952
Snap-on Inc.	5,500	547,250
Stanley Black & Decker Inc.	15,100	1,367,607
Timken Co.	9,000	543,600
WABCO Holdings Inc.	5,200	438,152	*
Total Machinery		12,082,723
Professional Services — 0.1%
Dun & Bradstreet Corp.	3,800	394,630
Manpower Inc.	6,500	472,810
Total Professional Services		867,440

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	19

Schedule of investments (cont’d)

September 30, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Road & Rail — 0.8%
CSX Corp.	96,300	$2,478,762
Hertz Global Holdings Inc.	37,900	839,864	*
Norfolk Southern Corp.	29,500	2,281,825
Total Road & Rail		5,600,451
Total Industrials		82,252,443
Information Technology — 6.4%
Communications Equipment — 1.7%
Cisco Systems Inc.	452,800	10,604,576
Harris Corp.	10,100	598,930
Total Communications Equipment		11,203,506
Computers & Peripherals — 0.9%
Hewlett-Packard Co.	181,700	3,812,066
SanDisk Corp.	19,800	1,178,298
Western Digital Corp.	22,400	1,418,662
Total Computers & Peripherals		6,409,026
Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics Inc.	9,500	461,035	*
Avnet Inc.	20,500	855,055
Corning Inc.	138,100	2,014,879
Jabil Circuit Inc.	19,100	414,088
Total Electronic Equipment, Instruments & Components		3,745,057
IT Services — 0.3%
Computer Sciences Corp.	14,000	724,360
Global Payments Inc.	6,400	326,912
Western Union Co.	52,200	974,052
Total IT Services		2,025,324
Office Electronics — 0.2%
Xerox Corp.	116,500	1,198,785
Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp.	14,000	851,900
Marvell Technology Group Ltd.	46,600	535,900
NVIDIA Corp.	54,700	851,132
Total Semiconductors & Semiconductor Equipment		2,238,932
Software — 2.4%
Activision Blizzard Inc.	86,900	1,448,623
CA Inc.	43,100	1,278,777
Microsoft Corp.	349,500	11,641,845

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Software — continued
Symantec Corp.	66,100	$1,635,975
Total Software		16,005,220
Total Information Technology		42,825,850
Materials — 2.4%
Chemicals — 2.0%
Air Products & Chemicals Inc.	17,600	1,875,632
Albemarle Corp.	7,400	465,756
Ashland Inc.	7,300	675,104
Celanese Corp., Series A Shares	15,100	797,129
E.I. du Pont de Nemours & Co.	71,700	4,198,752
Huntsman Corp.	22,800	469,908
LyondellBasell Industries NV, Class A Shares	53,000	3,881,190
NewMarket Corp.	1,100	316,701
Westlake Chemical Corp.	6,300	659,358
Total Chemicals		13,339,530
Containers & Packaging — 0.3%
Bemis Co. Inc.	9,800	382,298
Crown Holdings Inc.	13,600	575,008	*
Owens-Illinois Inc.	15,500	465,310	*
Sonoco Products Co.	9,000	350,460
Total Containers & Packaging		1,773,076
Metals & Mining — 0.1%
Nucor Corp.	11,500	563,730
Steel Dynamics Inc.	17,600	294,096
Total Metals & Mining		857,826
Total Materials		15,970,432
Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.1%
AT&T Inc.	226,100	7,646,702
Utilities — 1.5%
Electric Utilities — 0.5%
Edison International	40,600	1,870,036
Northeast Utilities	26,000	1,072,500
Pinnacle West Capital Corp.	9,100	498,134
Total Electric Utilities		3,440,670
Gas Utilities — 0.1%
Atmos Energy Corp.	8,700	370,533
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	70,100	931,629

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	21

Schedule of investments (cont’d)

September 30, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security		Shares	Value
Multi-Utilities — 0.7%
Alliant Energy Corp.		10,500	$520,275
Ameren Corp.		22,900	797,836
Integrys Energy Group Inc.		6,800	380,052
MDU Resources Group Inc.		15,100	422,347
Public Service Enterprise Group Inc.		36,800	1,211,824
Sempra Energy		16,100	1,378,160
Total Multi-Utilities			4,710,494
Water Utilities — 0.1%
American Water Works Co. Inc.		13,800	569,664
Total Utilities			10,022,990
Total Investments before Short-Term Investments (Cost — $476,072,300)			611,506,772

	Rate	Face Amount
Short-Term Investments — 1.6%
State Street Institutional Liquid Reserves Fund (Cost — $10,770,829)	0.070%	$10,770,829	10,770,829
Total Investments — 92.9% (Cost — $486,843,129#)			622,277,601
Other Assets in Excess of Liabilities — 7.1%			47,447,325
Total Net Assets — 100.0%			$669,724,926

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $486,905,790.

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $486,843,129)	$622,277,601
Receivable for Fund shares sold	51,684,956
Receivable for securities sold	50,489,716
Dividends and interest receivable	869,977
Prepaid expenses	60,646
Total Assets	725,382,896

Liabilities:
Payable for securities purchased	55,059,113
Investment management fee payable	383,761
Payable for Fund shares repurchased	114,414
Service and/or distribution fees payable	1,017
Trustees’ fees payable	457
Accrued expenses	99,208
Total Liabilities	55,657,970
Total Net Assets	$669,724,926

Net Assets:
Par value (Note 7)	$369
Paid-in capital in excess of par value	496,860,736
Undistributed net investment income	5,055,367
Accumulated net realized gain on investments	32,373,982
Net unrealized appreciation on investments	135,434,472
Total Net Assets	$669,724,926

Shares Outstanding:
Class A	170,734
Class A2	70,628
Class C	11,326
Class I	219,394
Class IS	36,452,500

Net Asset Value:
Class A (and redemption price)	$18.11
Class A2 (and redemption price)	$18.07
Class C*	$17.99
Class I (and redemption price)	$18.13
Class IS (and redemption price)	$18.14
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.21
Class A2 (based on maximum initial sales charge of 5.75%)	$19.17

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	23

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Dividends	$13,990,644
Interest	8,393
Less: Foreign taxes withheld	(6,698)
Total Investment Income	13,992,339

Expenses:
Investment management fee (Note 2)	4,283,648
Legal fees	130,082
Registration fees	89,350
Trustees’ fees	81,847
Fund accounting fees	60,966
Shareholder reports	44,615
Audit and tax	36,334
Fees recaptured by investment manager (Note 2)	34,650
Transfer agent fees (Note 5)	25,131
Insurance	11,480
Service and/or distribution fees (Notes 2 and 5)	7,453
Custody fees	6,244
Miscellaneous expenses	22,894
Total Expenses	4,834,694
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,618)
Net Expenses	4,819,076
Net Investment Income	9,173,263

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	32,621,727
Change in Net Unrealized Appreciation (Depreciation) from Investments	58,139,586
Net Gain on Investments	90,761,313
Increase in Net Assets from Operations	$99,934,576

See Notes to Financial Statements.

24	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$9,173,263	$8,669,853
Net realized gain	32,621,727	18,239,049
Change in net unrealized appreciation (depreciation)	58,139,586	100,509,993
Increase in Net Assets From Operations	99,934,576	127,418,895

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,500,017)	(5,000,007)
Net realized gains	(18,179,406)	(6,062,126)
Decrease in Net Assets From Distributions to Shareholders	(28,679,423)	(11,062,133)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	138,206,811	54,973,029
Reinvestment of distributions	28,627,761	11,062,133
Cost of shares repurchased	(87,693,532)	(103,032,859)
Increase (Decrease) in Net Assets From Fund Share Transactions	79,141,040	(36,997,697)
Increase in Net Assets	150,396,193	79,359,065

Net Assets:
Beginning of year	519,328,733	439,969,668
End of year*	$669,724,926	$519,328,733
* Includes undistributed net investment income of:	$5,055,367	$6,382,121

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$16.13	$12.65	$12.52	$12.00

Income from operations:
Net investment income	0.22	0.20	0.15	0.02
Net realized and unrealized gain	2.62	3.55	0.02	0.50
Total income from operations	2.84	3.75	0.17	0.52

Less distributions from:
Net investment income	(0.30)	(0.09)	(0.02)	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.86)	(0.27)	(0.04)	—

Net asset value, end of year	$18.11	$16.13	$12.65	$12.52
Total return[3]	18.62%	30.03%	1.35%	4.33%

Net assets, end of year (000s)	$3,093	$656	$156	$104

Ratios to average net assets:
Gross expenses	1.45%	1.38%[9]	1.43%[9]	2.19%[4]
Net expenses[5,6,7]	1.10 [8]	1.22 [8,9]	1.30 [9]	1.27 [4]
Net investment income	1.30	1.31	1.10	1.98 [4]

Portfolio turnover rate	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

26	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2013[2]

Net asset value, beginning of period	$15.96

Income from operations:
Net investment income	0.17
Net realized and unrealized gain	2.82
Total income from operations	2.99

Less distributions from:
Net investment income	(0.32)
Net realized gains	(0.56)
Total distributions	(0.88)

Net asset value, end of period	$18.07
Total return[3]	19.77%

Net assets, end of year (000s)	$1,276

Ratios to average net assets:
Gross expenses[4]	1.26%
Net expenses[4,5,6,7,8]	1.26
Net investment income[4]	1.08

Portfolio turnover rate	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to September 30, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$16.00	$12.56	$12.52	$12.00

Income from operations:
Net investment income	0.10	0.09	0.05	0.01
Net realized and unrealized gain	2.61	3.53	0.01	0.51
Total income from operations	2.71	3.62	0.06	0.52

Less distributions from:
Net investment income	(0.16)	—	—	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.72)	(0.18)	(0.02)	—

Net asset value, end of year	$17.99	$16.00	$12.56	$12.52
Total return[3]	17.77%	29.09%	0.50%	4.33%

Net assets, end of year (000s)	$204	$177	$71	$104

Ratios to average net assets:
Gross expenses	2.17%	2.11%[9]	2.18%[9]	2.94%[4]
Net expenses[5,6,7]	1.85 [8]	1.99 [8,9]	2.05 [9]	2.02 [4]
Net investment income	0.61	0.62	0.33	1.23 [4]

Portfolio turnover rate	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

28	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.27	0.24	0.20	0.02
Net realized and unrealized gain	2.61	3.56	0.00 [3]	0.51
Total income from operations	2.88	3.80	0.20	0.53

Less distributions from:
Net investment income	(0.32)	(0.14)	(0.06)	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.88)	(0.32)	(0.08)	—

Net asset value, end of year	$18.13	$16.13	$12.65	$12.53
Total return[4]	18.99%	30.45%	1.62%	4.42%

Net assets, end of year (000s)	$3,978	$3,015	$65	$105

Ratios to average net assets:
Gross expenses	1.08%[10]	0.94%[10]	1.18%[10]	1.94%[5]
Net expenses[6,7,8]	0.85 [9,10]	0.88 [9,10]	0.95 [10]	0.92 [5]
Net investment income	1.60	1.60	1.43	2.33 [5]

Portfolio turnover rate	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

[10]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.27	0.26	0.22	0.02
Net realized and unrealized gain	2.62	3.55	0.00 [3]	0.51
Total income from operations	2.89	3.81	0.22	0.53

Less distributions from:
Net investment income	(0.32)	(0.15)	(0.08)	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.88)	(0.33)	(0.10)	—

Net asset value, end of year	$18.14	$16.13	$12.65	$12.53
Total return[4]	18.98%	30.58%	1.72%	4.42%

Net assets, end of year (000s)	$661,174	$515,481	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.84%[9]	0.84%[9]	0.94%[9]	1.70%[5]
Net expenses[6,7]	0.84 [9]	0.84 [9]	0.85 [8,9]	0.82 [5,8]
Net investment income	1.61	1.78	1.58	2.40 [5]

Portfolio turnover rate	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

30	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$611,506,772	—	—	$611,506,772
Short-term investments†	10,770,829	—	—	10,770,829
Total investments	$622,277,601	—	—	$622,277,601

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with

34	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment advisor. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, taxes, extraordinary expenses, brokerage commissions, dividend expense on short sales, and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C and Class I shares did not exceed 1.10%, 1.30%, 1.85% and 0.85%, respectively. These arrangements are expected to continue until December 31, 2014, but may be terminated at any time by the investment manager.

During the year ended September 30, 2013, fees waived and/or expenses reimbursed amounted to $15,618.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2†	Class C	Class I	Class IS
Expires September 30, 2014	$136	—	$98	$175	$56,503
Expires September 30, 2015	458	—	163	462	—
Expires September 30, 2016	5,705	$9	601	9,303	—
Fee waivers/expense reimbursements subject to recapture	$6,299	$9	$862	$9,940	$56,503

†	For the period October 31, 2012 (inception date) to September 31, 2013.

For the year ended September 30, 2013, LMPFA recaptured $4 and $34,646 for Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2013, LMIS and its affiliates retained sales charges of approximately $730 and $5,422 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	—	$7

36	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2013, Legg Mason and its affiliates owned 93.2% of the Fund.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$309,763,295
Sales	299,233,728

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$136,918,383
Gross unrealized depreciation	(1,546,572)
Net unrealized appreciation	$135,371,811

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$4,058	$5,839
Class A2†	1,511	1,051
Class C	1,884	629
Class I	—	9,894
Class IS	—	7,718
Total	$7,453	$25,131

†	For the period October 31, 2012 (inception date) to September 30, 2013.

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

For the year ended September 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,705
Class A2†	9
Class C	601
Class I	9,303
Class IS	—
Total	$15,618

†	For the period October 31, 2012 (inception date) to September 30, 2013.

6. Distributions to shareholders by class

	Year Ended September 30, 2013	Year Ended September 30, 2012
Net Investment Income:
Class A	$19,891	$1,184
Class A2†	2,136	—
Class C	1,750	—
Class I	72,675	1,244
Class IS	10,403,565	4,997,579
Total	$10,500,017	$5,000,007

Net Realized Gains:
Class A	$36,970	$2,393
Class A2†	3,718	—
Class C	6,008	1,537
Class I	125,495	946
Class IS	18,007,215	6,057,250
Total	$18,179,406	$6,062,126

†	For the period October 31, 2012 (inception date) to September 30, 2013.

7. Shares of beneficial interest

At September 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

38	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Transactions in shares of each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	207,440	$3,524,567	29,896	$461,767
Shares issued on reinvestment	3,724	56,861	256	3,577
Shares repurchased	(81,138)	(1,427,220)	(1,756)	(25,808)
Net increase	130,026	$2,154,208	28,396	$439,536

Class A2†
Shares sold	80,206	$1,345,581	—	—
Shares issued on reinvestment	383	5,854	—	—
Shares repurchased	(9,961)	(174,467)	—	—
Net increase	70,628	$1,176,968	—	—

Class C
Shares sold	1,117	$19,072	7,405	$107,777
Shares issued on reinvestment	509	7,758	111	1,537
Shares repurchased	(1,364)	(22,192)	(2,142)	(31,564)
Net increase	262	$4,638	5,374	$77,750

Class I
Shares sold	96,223	$1,549,989	183,342	$2,807,735
Shares issued on reinvestment	9,607	146,508	158	2,190
Shares repurchased	(73,416)	(1,272,659)	(1,656)	(24,177)
Net increase	32,414	$423,838	181,844	$2,785,748

Class IS
Shares sold	7,632,021	$131,767,602	3,479,157	$51,595,750
Shares issued on reinvestment	1,861,781	28,410,780	793,544	11,054,829
Shares repurchased	(5,000,932)	(84,796,994)	(7,060,214)	(102,951,310)
Net increase (decrease)	4,492,870	$75,381,388	(2,787,513)	$(40,300,731)

†	For the period October 31, 2012 (inception date) to September 30, 2013.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$19,478,170	$10,698,155
Net long-term capital gains	9,201,253	363,978
Total taxable distributions	$28,679,423	$11,062,133

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$13,459,593
Undistributed long-term capital gains — net	24,094,592
Total undistributed earnings	$37,554,185
Other book/tax temporary differences(a)	(62,175)
Unrealized appreciation (depreciation)(b)	135,371,811
Total accumulated earnings (losses) — net	$172,863,821

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

40	Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason BW Diversified Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2013

Legg Mason BW Diversified Large Cap Value Fund 2013 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years

Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

42	Legg Mason BW Diversified Large Cap Value Fund

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Ticc Investment Capital Corp.

Legg Mason BW Diversified Large Cap Value Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

44	Legg Mason BW Diversified Large Cap Value Fund

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee	None
Executive Officers

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Diversified Large Cap Value Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Effective June 1, 2013, Ms. Murphy was appointed to the position of Trustee and Chair and Mr. Fuller was appointed to the position of Trustee, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer, Mr. Gerken retired May 31, 2013. Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

46	Legg Mason BW Diversified Large Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2013:

Record date:	12/11/2012
Payable date:	12/12/2012
Ordinary income:
Qualified dividend income for individuals	73.58%
Dividends qualifying for the dividends received deduction for corporations	71.57%
Long-term capital gain dividend	$0.283750

Please retain this information for your records.

Legg Mason BW Diversified Large Cap Value Fund	47

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/13 SR13-2061

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,600 in 2012 and $28,200 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $4,250 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,100 in 2012 and $3,700 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,494 in 2012 and $694 in 2013, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $11,100 in 2012 and $3,700 in 2013.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	November 25, 2013